MAINSTAY FUNDS TRUST

MainStay Cushing Energy Income Fund (the “Fund”)

Supplement dated January 13, 2017 (“Supplement”) to the
Summary Prospectus and Prospectus dated March 31, 2016, as supplemented

and

Statement of Additional Information dated March 31, 2016, as supplemented (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

Effective immediately, Judd B. Cryer will no longer serve as a portfolio manager of the Fund. All references to him are deleted in their entirety. Matthew A. Lemme and Nick English will join Jerry Swank as portfolio managers of the Fund.

1.	The table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to the Fund is deleted in its entirety and replaced as follows:

Subadvisor	Portfolio Managers	Service Date
Cushing Asset Management, LP	Jerry V. Swank, Managing Partner and Chief Investment Officer	Since Inception
	Matthew A. Lemme, Portfolio Manager	Since January 2017
	Nick English, Portfolio Manager	Since January 2017

2.	In the section of the Prospectus entitled “Know With Whom You’re Investing,” the subsection entitled “Portfolio Manager Biographies” is amended to add the following:

Nick English	Mr. English has managed the MainStay Cushing Energy Income Fund since January 2017. Mr. English joined Cushing in 2014 and is currently a Portfolio Manager and Research Analayst. Previously, Mr. English worked as a senior management consultant at Portfolio Decisions from 2012 to 2013 with responsibility for developing strategic plans for some of the largest companies in the oil and gas industry. Mr. English received his B.S. in Finance from Cornell University and his MBA from the University of Texas at Austin's McCombs School of Business.
Matthew A. Lemme, CFA	Mr. Lemme has managed the MainStay Cushing Energy Income Fund since January 2017 and the MainStay Cushing Renaissance Advantage Fund since July 2014, and its predecessor fund since inception. Mr. Lemme joined Cushing in 2012 and is currently a Portfolio Manager. Previously, Mr. Lemme worked at Highland Capital Management for almost six years, most recently as a Managing Director. At Highland, he managed both credit and equity portfolios focused in the energy and materials sectors. Mr. Lemme has prior experience as an investment banking research analyst covering natural resources companies and as a consultant providing advice to utility companies. He received an MBA from the McCombs School of Business, University of Texas at Austin and a Bachelor of Science in Management from Villanova University. Mr. Lemme is also a CFA® charterholder.

3.	The SAI section entitled “Portfolio Managers” is amended as follows:

a.	The first table on page 51 is amended to add the following:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Nick English*	MainStay Cushing Energy Income Fund	1 RIC $28,734,411	0 Accounts $0	0 Accounts $0	0 RIC $0	0 Accounts $0	0 Accounts $0
Matthew A. Lemme *	MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund	3 RICs $246,481,341	2 Accounts $6,453,736	1 Accounts $451,501,503	0 RIC $0	2 Accounts $6,453,736	0 Accounts $0

* The information presented is as of December 31, 2016.

b.	The second table on page 51 is amended to add the following:

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Nick English *	None	$0
Matthew A. Lemme *	MainStay Cushing Renaissance Advantage Fund	$100,001 - $500,000

* The information presented is as of December 31, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.